EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of R.V.B. Holdings Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Ofer Sandelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	This Annual Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2012

/s/ Ofer Sandelson Ofer Sandelson
Chief Executive Officer